Capital Group Dividend Value ETF
Investment portfolio
August 31, 2023
unaudited
Common stocks 96.17% Information technology 21.02%	Shares	Value (000)
Broadcom, Inc.	219,172	$202,272
Microsoft Corp.	527,818	172,998
Apple, Inc.	321,229	60,349
Micron Technology, Inc.	858,538	60,046
Intel Corp.	1,536,917	54,007
Texas Instruments, Inc.	247,242	41,552
Marvell Technology, Inc.	501,639	29,220
EPAM Systems, Inc.[1]	82,591	21,302
		641,746
Industrials 19.86%
Carrier Global Corp.	2,629,688	151,076
General Electric Co.	1,273,896	145,810
RTX Corp.	1,359,737	116,992
General Dynamics Corp.	302,857	68,639
Union Pacific Corp.	253,901	56,003
Illinois Tool Works, Inc.	176,329	43,615
TFI International, Inc.	177,221	24,166
		606,301
Health care 13.33%
Abbott Laboratories	779,505	80,211
Gilead Sciences, Inc.	679,586	51,974
AbbVie, Inc.	341,691	50,215
Amgen, Inc.	177,763	45,568
GE HealthCare Technologies, Inc.[1]	576,067	40,584
UnitedHealth Group, Inc.	81,992	39,076
Danaher Corp.	142,656	37,804
CVS Health Corp.	494,458	32,224
Medtronic PLC	358,325	29,203
		406,859
Energy 7.96%
Baker Hughes Co., Class A	1,811,723	65,566
EOG Resources, Inc.	478,004	61,481
Canadian Natural Resources, Ltd.	926,220	59,917
Chevron Corp.	348,519	56,147
		243,111
Consumer staples 7.14%
British American Tobacco PLC	2,636,084	87,575
Philip Morris International, Inc.	728,594	69,989
Altria Group, Inc.	735,681	32,532
Coca-Cola Company	467,289	27,958
		218,054
Capital Group Dividend Value ETF — Page 1 of 4

unaudited
Common stocks (continued) Financials 6.94%	Shares	Value (000)
American International Group, Inc.	2,310,685	$135,221
JPMorgan Chase & Co.	272,577	39,886
Fidelity National Information Services, Inc.	655,204	36,600
		211,707
Consumer discretionary 6.85%
D.R. Horton, Inc.	401,379	47,772
McDonald’s Corp.	161,516	45,410
TopBuild Corp.[1]	148,344	43,032
Royal Caribbean Cruises, Ltd.[1]	375,982	37,200
Starbucks Corp.	365,312	35,596
		209,010
Communication services 6.03%
Comcast Corp., Class A	1,426,671	66,711
Meta Platforms, Inc., Class A1	148,886	44,054
Alphabet, Inc., Class A1	287,514	39,151
Netflix, Inc.[1]	78,459	34,026
		183,942
Materials 5.21%
Linde PLC	224,126	86,746
Celanese Corp.	327,062	41,327
Freeport-McMoRan, Inc.	773,347	30,864
		158,937
Utilities 1.83%
PG&E Corp.[1]	1,808,043	29,471
Edison International	380,802	26,218
NextEra Energy, Inc.	3,132	209
		55,898
Total common stocks (cost: $2,612,568,000)		2,935,565
Short-term securities 3.41% Money market investments 3.41%
Capital Group Central Cash Fund 5.39%[2,3]	1,041,760	104,176
Total short-term securities (cost: $104,169,000)		104,176
Total investment securities 99.58% (cost: $2,716,737,000)		3,039,741
Other assets less liabilities 0.42%		12,756
Net assets 100.00%		$3,052,497
Capital Group Dividend Value ETF — Page 2 of 4

unaudited
Investments in affiliates3

	Value of affiliate at 6/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 8/31/2023 (000)	Dividend income (000)
Short-term securities 3.41%
Money market investments 3.41%
Capital Group Central Cash Fund 5.39%[2]	$87,922	$201,292	$185,047	$7	$2	$104,176	$1,284
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at August 31, 2023.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Dividend Value ETF — Page 3 of 4

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2023, all of the fund’s investments were classified as Level 1.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2023 Capital Group. All rights reserved.
ETGEFP1-304-1023O-S96515	Capital Group Dividend Value ETF — Page 4 of 4